Summary Prospectus April 30, 2015	Stadion Alternative Income Fund (formerly the Stadion Tactical Income Fund) Class A Shares (TACFX), CUSIP 85235B848 Class C Shares (TACCX), CUSIP 85235B830 Class I Shares (TACSX), CUSIP 85235B822

Before you invest, you may want to review the Stadion Tactical Income Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Income Fund’s Prospectus, SAI and other information about the Fund online at http://www.stadionfunds.com/stadionfunds/resources/formsanddownloads. You can also get this information at no cost by calling (866) 383-7636 or by sending an email request stadion@alpsinc.com. The current Prospectus and SAI, dated April 30, 2015, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Stadion Alternative Income Fund (the “Income Fund”) is to seek to provide income and absolute portfolio returns, with a secondary emphasis on lower risk and volatility than the U.S. equity markets.

FEES AND EXPENSES OF THE INCOME FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Income Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Income Fund. More information about these and other discounts is available from your financial professional and in the Prospectus in the “Class A Shares” section beginning on page 64 and in the Income Fund’s Statement of Additional Information (“SAI”) in the “Additional Purchase and Redemption Information” section beginning on page 41.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load)	5.75%	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	1.00%(1)	1.00%(2)	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Class I Shares
Management Fees\	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses(3)	1.65%	1.64%	1.64%
Acquired Fund Fees and Expenses	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	3.03%	3.77%	2.77%
Management Fee Waivers and Expense Reimbursements(3)	-1.35%	-1.34%	-1.34%
Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements(3)	1.68%	2.43%	1.43%

(1)	In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 12 months of purchase.
(2)	A 1.00% CDSC will be assessed on shares redeemed within 12 months of purchase.
(3)	Stadion Money Management, LLC (the “Adviser”) has entered into an Expense Limitation Agreement with the Income Fund under which it has contractually agreed to waive Management Fees and to assume other expenses of the Income Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) of Class A, Class C and Class I shares to not more than 1.15% of the average daily net assets allocable to each Class of the Income Fund. The Expense Limitation Agreement is currently in effect until October 1, 2016. The Expense Limitation Agreement may be terminated by the Trust or the Adviser at the end of its then-current term upon not less than 90 days’ notice.

Example
This Example is intended to help you compare the cost of investing in shares of the Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Income Fund’s operating expenses remain the same, except the contractual arrangement to waive Management Fees and reimburse expenses remains in effect only until October 1, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming Redemption at End of Period
	1 Year	3 Years	5 Years	10 Years
Class A	$736	$1,338	$1,963	$3,635
Class C	$346	$1,029	$1,830	$3,920
Class I	$146	$732	$1,344	$2,997

Assuming No Redemption
	1 Year	3 Years	5 Years	10 Years
Class C	$246	$1,029	$1,830	$3,920

Portfolio Turnover
The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Income Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Income Fund’s performance.  During the most recent fiscal year, the Income Fund’s portfolio turnover rate was 294% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Income Fund combines two strategies designed to generate income while managing risk exposure across varying market conditions:

•	a portfolio comprised of common stocks and actively managed or index-based exchange traded funds (“ETFs”) selected for dividend yield potential, and options selected to provide protection from market movements (the “Equity Position”), and
•	a portfolio comprised of options sold and repurchased to generate premium income (the “Income Position”).

Under normal market conditions, and to the extent permitted under the Investment Company Act of 1940 (the “1940 Act”), the Income Fund expects the notional value of the options in the Income Position to equal between 25% and 200% of the notional value of the equity securities in the Equity Position; however, these percentages may vary over time as a result of market conditions and fluctuations and the Adviser’s periodic determinations of current market volatility.

*	As of the date of this Prospectus, Class C Shares of the Income Fund have not commenced operations.

The Income Fund will generally invest as follows:

•	The Equity Position. The Equity Position is designed to generate yield in equity markets while moderating volatility. In the Equity Position, the Income Fund typically invests in a portfolio of U.S. exchange-listed common stocks and American Depositary Receipts (“ADRs”) of companies that the Adviser believes possess attractive valuation characteristics, and the capability for above-average dividend yield, or ETFs that hold such companies. In selecting individual positions, the Adviser generally considers factors such as profitability, revenue growth, gross margins, debt ratios and other financial characteristics that the Adviser believes correlate with potential for above-average yield. The Adviser also looks for companies that possess characteristics that support maintaining market share and earnings power through different market cycles and demonstrate the potential to increase dividends or earnings over time. While the Adviser will typically focus the Equity Position on companies having capitalizations of $5 billion or more, there are no restrictions on market capitalization. The Adviser may sell a stock from the Equity Position if the Adviser believes the company’s fundamentals have deteriorated, the company’s dividend or earnings growth has or will decline or the Adviser otherwise believes that selling the stock is in the Income Fund’s best interest.

The Adviser uses an option technique in the Equity Position called a “collar” to attempt to isolate dividend income by minimizing the effects of market movements.  When employing a collar, the Adviser generally writes index calls above the current value of the applicable index to seek to generate premium income and use the proceeds to purchase index puts below the current value of the applicable index to seek to reduce the Income Fund’s exposure to market risk and volatility.

•	The Income Position. The Income Position is designed to generate additional yield from the receipt of premiums from selling index options. In implementing its options strategy for the Income Position, the Adviser typically writes put and call options on one or more broad-based U.S. stock indices, receiving premiums from the purchasers of the options. The Adviser may then repurchase the options prior to their expiration date, giving up appreciation and avoiding depreciation in between the sale of the option and its repurchase. The difference between the premium received from selling the option and the cost of repurchasing the option will determine the gain or loss realized by the Income Position.

The Income Fund may invest in options or futures positions for speculative purposes, when the Adviser determines that they provide a more efficient way to increase or reduce the Income Fund’s overall exposure to an industry or sector than buying or selling other Investments, or to hedge against risks of investments in the Income Fund’s portfolio or markets generally. In general, the Income Fund will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under regulations promulgated by the U.S. Commodity Futures Trading Commission (“CFTC”)); or (ii) if purchased for other purposes, (A) the sum of the amounts of initial margin deposits on the Income Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Income Fund’s total assets, or (B) the aggregate net notional value of commodity futures, commodity options contracts, or swaps positions, determined at the time the most recent position was established, does not exceed 100 percent of the liquidation value of the of the Income Fund’s total assets.

PRINCIPAL RISKS
An investment in the Income Fund is subject to investment risks; therefore you may lose money by investing in the Income Fund. There can be no assurance that the Income Fund will be successful in meeting its investment objective. The Income Fund is best suited for long-term investors. Generally, the Income Fund will be subject to the following risks:

Market Risk. Market risk refers to the risk that the value of securities in the Income Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Income Fund’s investments, general economic and market conditions, and investor sentiment. In a declining stock market, stock prices for all companies (including those in the Income Fund’s portfolio) may decline, regardless of their long-term prospects.

Management Style Risk. The share price of the Income Fund changes daily based on the performance of the securities in which it invests and the success of the Adviser’s options strategies. The ability of the Income Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of particular investments and strategies for the Income Fund will be correct or produce the desired results. If the Adviser fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Income Fund’s share price may be adversely affected.

Dividend Yield Risk. While the Income Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Income Fund. Lower priced securities in the Income Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Derivative Risk. Put and call options are referred to as “derivative” instruments since their values are based on (“derived from”) the values of other securities. Derivative instruments can be volatile and the potential loss to the Income Fund may exceed the Income Fund’s initial investment. Derivative instruments may be difficult to value and may be subject to wide swings in valuations caused by changes in the value of the underlying instrument. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Income Fund’s return. The Income Fund could also experience losses if it is unable to close out a position because the market for an instrument or position is or becomes illiquid.

Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid. Derivative instruments may create economic leverage in the Income Fund, which magnifies the Income Fund’s exposure to the underlying instrument.

•	Options.If the Income Fund sells a put option whose exercise is settled in cash, the Income Fund cannot provide in advance for its potential settlement obligations by selling short the underlying securities, and the Income Fund will be responsible, during the option’s life, for any decreases in the value of the underlying security below the strike price of the put option. If the Income Fund sells a call option whose exercise is settled in cash, the Income Fund cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities, and the Income Fund will be responsible, during the option’s life, for any increases in the value of the underlying security above the strike price of the call option. If the Income Fund establishes a debit option spread, the potential for unlimited losses associated with the option the Income Fund sold will be mitigated, but the potential for unlimited gains associated with the option purchased will be reduced by the cost of, and capped by losses potentially incurred as a result of, the corresponding option sold.Options purchased by the Income Fund may decline in value with the passage of time, even in the absence of movement in the price of the underlying security.
•	Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. The Income Fund will be required to deposit with its custodian in a segregated account cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade fixed income securities, known as “initial margin” in an amount required for the particular futures contract as set by the exchange on which the contract is traded.This margin amount may be significantly modified from time to time by the exchange during the term of the contract. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.The Income Fund will incur brokerage fees when it purchases and sell futures contracts.Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss.While futures positions taken by the Fund will usually be liquidated in this manner, the Income Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Income Fund to do so.

•	Securities Index Futures Contracts. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out.Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.
•	CFTC Regulation Risk. To the extent the Income Fund makes investments regulated by the CFTC, the Income Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Income Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Income Fund is not subject to registration or regulation as a commodity pool operator under the CEA. If the Income Fund is unable to comply with the requirements of Rule 4.5, the Income Fund may be required to modify its investment strategies or be subject to CFTC registration requirements, either of which may have an adverse effect on the Income Fund.

Foreign Securities Risk. Investing in securities issued by companies whose principal business activities are outside the United States, or investing in ADRs or Fund Investments focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Income Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.

Small and Medium Capitalization Companies Risk. The Income Fund may, at any given time, invest a significant portion of its assets in securities of small capitalization companies (i.e. companies with less than $1 billion in capitalization) and/or medium capitalization companies (i.e., companies with between $1 billion and $5 billion in capitalization). Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. The foregoing risks are generally increased for small capitalization companies as compared to companies with larger capitalizations.

Large Capitalization Companies Risk. Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risks Related to Portfolio Turnover. As a result of its trading strategies, the Income Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Income Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Income Fund realizes capital gains when Fund Investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

PERFORMANCE SUMMARY
The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Income Fund. The bar chart shows changes in the performance of the Income Fund’s Class A shares for each full calendar year since its commencement of operations. Each Class of shares would have substantially similar annual returns and would differ only to the extent that each Class has different expenses. The impact of sales charges is not reflected in the bar chart; if reflected, returns would be less than those shown. The performance table shows how the average annual total returns of the Income Fund’s Class A shares compare with broad measures of market performance. How the Income Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available at www.stadionfunds.com or by calling 1-866-383-7636.

Calendar Year ReturnsClass A Performance

•	During the periods shown in the bar chart above, the highest return for a calendar quarter was 1.80% (quarter ended 6/30/2014).
•	During the periods shown in the bar chart above, the lowest return for a calendar quarter was -3.57% (quarter ended 6/30/2013).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not applicable to investors who hold shares of the Income Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary to the extent that each class has different expenses. Class I shares of the Fund commenced operations on February 14, 2013. The performance shown for Class I shares for periods pre-dating the commencement of operations of that class reflects the performance of the Fund’s Class A shares, the initial share class, calculated using the fees and expenses of Class I shares and without the effect of any fee and expense limitations or waivers. If Class I shares of the Fund had been available during periods prior to February 14, 2013, the performance shown may have been different.Class C Shares have not commenced operations.

Average Annual Total Returns (for periods ended December 31, 2014)
	1 Year	Since Inception of Class*
Class A Shares
Return Before Taxes	-3.13%	-3.20%
Return After Taxes on Distributions	-3.96%	-3.84%
Return After Taxes on Distributions and Sale of Fund Shares	-1.78%	-2.72%
Class C Shares
Return Before Taxes	N/A	N/A
Class I Shares
Return Before Taxes	3.15%	-0.02%
Barclay Capital U.S. Aggregate (reflects no deduction for fees, expenses or taxes)	5.97%	1.89%

*	Class A Shares began operations on December 31, 2012 and Class I Shares began operations on February 14, 2013. Class C Shares have not commenced operations.

MANAGEMENT OF THE FUND
Stadion Money Management, LLC is the Income Fund’s investment adviser.

The Adviser employs a team of investment professionals responsible for the day-to-day management of the Income Fund’s investments. Its members are:

Name	Title with the Adviser	Length of Service to the Fund
Brad A. Thompson, CFA	Chief Investment Officer	Since December 2012
Jonathan W. Weaver, CFA	Senior Portfolio Manager	Since April 2015
David C. Pursell	Senior Portfolio Manager	Since April 2015

For important information about the purchase and sale of Income Fund shares, tax information, and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 56 of this Prospectus.

PURCHASE AND SALE OF FUND SHARES
Minimum Initial Investment
$1,000 for Class A and Class C shares; $500,000 for Class I shares.

Minimum Additional Investment
$250 for Class A and Class C shares; $5,000 for Class I shares.

General Information
You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary.

TAX INFORMATION
The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER  FINANCIAL INTERMEDIARIES
If you purchase shares of the Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Income Fund and its related companies may pay the intermediary for the sale of Income Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4